September 26, 2003

                                AMSTAR VALUE FUND
                            AMSTAR TOTAL RETURN FUND
                   (EACH A SERIES OF AMSTAR INVESTMENT TRUST)

               SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 31, 2003

Effective immediately, the Amstar High Yield Fund (the "Fund") has terminated the public offering of its shares. Shares of the Fund are no longer available for purchase. It is anticipated that all shares of the Fund will be redeemed or exchanged into another Amstar fund and that the Fund will discontinue operations before October 31, 2003.

Effective September 11, 2003, the Amstar International Equity Fund (the "Fund") has terminated the public offering of its shares. Shares of the Fund are no longer available for purchase. It is anticipated that all shares of the Fund will be redeemed or exchanged into another Amstar fund and that the Fund will discontinue operations before September 30, 2003.

Class A and Class C shares are available for the Amstar Value Fund and the Amstar Total Return Fund. Neither Funds Class B shares are available for purchase.

Please contact Amstar Distributors, Inc. at 1-800-901-6049 for more information on the Amstar Funds and their availability in your state.